UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 11, 2013

Swift Transportation Company

(Exact name of Registrant as specified in charter)

Delaware	001-35007	20-5589597
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2200 South 75th Avenue, Phoenix, Arizona		85043
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (602) 269-9700

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On January 11, 2013, the Company issued a press release announcing the settlement of a previously disclosed class action lawsuit related to the issuance of commercial driver licenses (CDLs) in Tennessee. A copy of the press release is attached as Exhibit 99 to this current report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is furnished herewith:

Exhibit Number	Description

Exhibit 99	Press release dated January 11, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SWIFT TRANSPORTATION COMPANY

By:	/s/ VIRGINIA HENKELS
Name:	VIRGINIA HENKELS
Title:	Executive Vice President and Chief Financial Officer

Dated: January 11, 2013

INDEX TO EXHIBITS

Exhibit Number	Description

Exhibit 99	Press release dated January 11, 2013.